UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2009

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01                      Regulation FD Disclosure

Attached is a copy of a presentation which will be used by James Abbott, Director of Investor Relations for Zions Bancorporation and David Blackford, President and Chief Executive Officer of California Bank & Trust at the FBR Capital Markets 2009 Fall Investor Conference on December 1, 2009.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 FBR Capital Markets 2009 Fall Investor Conference on Tuesday, December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: November 30, 2009	By:	/s/ DOYLE L. ARNOLD
Name: Doyle L. Arnold
Title: Vice Chair and Chief Financial Officer